UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 27, 2003

Andersen Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1460	06-0659863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue Suite 1202 New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)
(212) 826-8942
Registrant's telephone number, including area code

Item 5.     Other Events and Required Regulation FD Disclosure

On October 27, 2003, Andersen Group, Inc. (the "Company") issued a press release announcing that at a Special Meeting of Stockholders held on October 27, 2003, its stockholders had approved the issuance of its Common Stock to Moscow Telecommunications Corporation (COMCOR) and to the stockholders of Moscow Broadband Communication Ltd (MBC), which will result in the Company acquiring 100% of ZAO ComCor-TV (CCTV), an operator of a growing cable television and Internet access network in Moscow, Russia.

The Company’s stockholders also approved the change of the Company’s name to Moscow CableCom Corp., which more appropriately reflects the nature of the Company’s business.  The Company has reserved a new ticker symbol and expects to be able to begin trading under the symbol “MOCC” on November 3, 2003.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits

The following is furnished as an Exhibit to this report:

Exhibit No.                                     Description of Exhibit

99.1                                                 Press Release dated October 27, 2003.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Andersen Group, Inc.
(Registrant)

Date: October 28, 2003	/s/ Andrew M. O'Shea
Andrew M. O'Shea
Chief Financial Officer